EXHIBIT 99.1

SOLITARIO EXPLORATION & ROYALTY CORP.
METALLIC VENTURES GOLD INC.

October 13, 2009

SOLITARIO EXPLORATION & ROYALTY AND METALLIC VENTURES GOLD INC.
AMEND ARRANGEMENT AGREEMENT TO ACQUIRE ALL OUTSTANDING SHARES
OF METALLIC VENTURES

Denver, Colorado: Solitario Exploration & Royalty Corp. (NYSE Amex: XPL; TSX-TO: SLR; "Solitario") and Metallic Ventures Gold Inc. (TSX-TO: MVG; "Metallic Ventures") today announced entering into an amendment (the "Amendment") to their definitive arrangement agreement (the "Agreement") dated August 24, 2009, whereby Solitario increased its bid to acquire, through a friendly plan of arrangement, all outstanding shares of Metallic Ventures.

The Amendment provides for increasing the number of shares Solitario will issue to Metallic Ventures shareholders from 17.0 million to 19.5 million and the cash consideration from US$15.5 million to US$18 million. In the event that the transaction is not completed, Metallic Ventures has agreed to pay Solitario an increased termination fee of US$2.2 million, under certain circumstances. The parties also agreed to extend the termination deadline from December 31, 2009 to February 28, 2010. All other terms of the Agreement remain the same.

Under the amended plan of arrangement, assuming no currently outstanding options are exercised, each common share of Metallic Ventures not owned by Solitario will be exchanged for (i) a cash payment in the amount of US$0.34621 and (ii) 0.375061 of a share of common stock of Solitario, with an aggregate maximum cash consideration of US$18.0 million and an aggregate maximum of 19.5 million Solitario shares. In order to offer Metallic Venture shareholders the increased number of shares, Solitario and certain of its Officers, Directors and employees agreed to voluntarily cancel approximately 1.9 million previously granted options. Consequently, the total number of fully diluted shares post transaction only increase by approximately 600,000 shares, as a result of the Amendment.

Chris Herald, President and CEO of Solitario, stated, "This enhanced offer to Metallic Ventures shareholders was the result of Metallic Ventures receiving a proposal from a third party and the significant improvement in the gold market since the Agreement was signed. Solitario's board unanimously approved the Amendment. We believe this Amendment is solidly in the best interests of both companies and their shareholders."

The Agreement, plan of arrangement and Amendment have been approved by the board of directors of Solitario and Metallic Ventures and will be subject, among other things, to the favourable vote of 66 2/3% of the Metallic Ventures common shares voted at a special meeting of shareholders to be called to approve the transaction. Certain shareholders of Metallic Ventures representing approximately 65% of Metallic Ventures' outstanding shares have entered into support agreements with Solitario under which they have agreed to vote in favour of the transaction. A joint proxy statement and management information circular is expected to be mailed to shareholders of both companies in December 2009.

The transaction will be completed pursuant to a statutory plan of arrangement pursuant to the Business Corporations Act (Ontario). Upon completion of the transaction, Metallic Ventures will become a direct wholly-owned subsidiary of Solitario. Upon closing of the transaction, on a fully diluted basis, Metallic Ventures securityholders will own approximately 39.0% of Solitario and Solitario securityholders will own approximately 60.0%. The Amendment will be filed by Metallic Ventures on SEDAR (www.sedar.com) and Solitario on SEDAR and with the Securities and Exchange Commission (www.sec.gov).

Following the effective date of the arrangement, Solitario will seek to have the Metallic Ventures shares delisted from the Toronto Stock Exchange and to cease Metallic Ventures being a reporting issuer under applicable Canadian securities laws.

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About Solitario Exploration & Royalty Corp.

Solitario is a gold, silver, platinum-palladium, and base metal exploration and royalty company actively exploring in Brazil, Mexico and Peru. Besides Votorantim, Solitario has significant business relationships with Newmont Mining and Anglo Platinum. Solitario is traded on the NYSE Amex ("XPL") and on the Toronto Stock Exchange ("SLR").

Additional information about Solitario is available online at www.solitarioxr.com, or for more information contact:

Christopher E. Herald                                                  James R. Maronick
President and CEO                                                      CFO
Solitario Exploration & Royalty Corp.
303-534-1030

About Metallic Ventures Gold Inc.

Metallic Ventures is an Ontario incorporated exploration stage gold company with its common shares listed and posted for trading on the Toronto Stock Exchange. Metallic Ventures currently receives income from the Ruby Hill gold mine located in Nevada and operated by Barrick Gold and is focused on its two advanced stage exploration gold projects, being the projects referred to as the "Converse Project" and the "Goldfield Project". Metallic Ventures Project resource information is available on the Metallic Ventures' website.

Additional information about Metallic Ventures is available online at www.metallicventuresgold.com, or for more information contact:

Miles Bachman
President and Chief Executive Officer
Metallic Ventures Gold Inc.
(775) 826-7567

This press release includes certain "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein, including without limitation, statements regarding potential mineralization and reserves, exploration results and future plans and objectives of Solitario, are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Development of Solitario's properties are subject to the success of exploration, completion and implementation of an economically viable mining plan, obtaining the necessary permits and approvals from various regulatory authorities, compliance with operating parameters established by such authorities and political risks such as higher tax and royalty rates, foreign ownership controls and our ability to finance in countries that may become politically unstable. Important factors that could cause actual results to differ materially from Solitario's expectations are disclosed under the heading "Risk Factors" and elsewhere in Solitario's documents filed from time to time with Canadian Securities Commissions, the United States Securities and Exchange Commission and other regulatory authorities.

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Additional Information

Shareholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction when it becomes available, because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings containing information about Solitario, without charge, at the Securities and Exchange Commission's internet site www.sec.gov. Copies of the joint proxy statement and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement can also be obtained, without charge, by directing a request to Solitario at 1-303-534-1030. The respective directors and executive officers of Solitario and Metallic Ventures and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Solitario's directors and executive officers is available in the definitive Proxy Statement for Solitario's 2009 Annual Meeting of Shareholders which was filed with the Securities and Exchange Commission by Solitario on April 28, 2009, and information regarding Metallic Ventures' directors and executive officers will be included in the joint proxy statement/management information circular. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

No regulatory authority has approved or disapproved the content of this release. The Toronto Stock Exchange accepts no responsibility for the adequacy or accuracy of this release.

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